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                          UGI CORPORATION SUBSIDIARIES

                                   EXHIBIT 21

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
                                                                                                STATE OF
SUBSIDIARY                                                                       OWNERSHIP      INCORPORATION
----------                                                                       ---------      -------------
AMERIGAS, INC.                                                                     100%          PA
     FOUR FLAGS DRILLING COMPANY, INC.                                             100%          PA
     AMERIGAS PROPANE, INC. *                                                      100%          PA
         AmeriGas Partners, L.P.                                                    (1)          DE
              AmeriGas Finance Corp.                                               100%          DE
              AmeriGas Propane L.P.                                            98.9899%          DE
                  AmeriGas Eagle Propane, L.P.                                      99%          DE
                           AmeriGas Eagle Parts & Service, Inc.                    100%          PA
                  AmeriGas Propane Parts & Service, Inc.                           100%          PA
                  AmeriGas Eagle Propane, Inc.                                     100%          DE
                           AmeriGas Eagle Holdings, Inc. **                        100%          DE
              AmeriGas Eagle Finance Corp.                                         100%          DE
              AP Eagle Finance Corp.                                               100%          DE
         AmeriGas Technology Group, Inc.                                           100%          PA
         Petrolane Incorporated                                                    100%          PA
ASHTOLA PRODUCTION COMPANY                                                         100%          PA
     UGI ETHANOL DEVELOPMENT CORPORATION                                           100%          PA
NORTHFIELD HOLDING COMPANY                                                         100%          DE
UGI ENTERPRISES, INC.                                                              100%          PA
     CFN ENTERPRISES, INC.                                                         100%          DE
         CF Networks LLC                                                            60%          DE
     EASTFIELD INTERNATIONAL HOLDINGS, INC.                                        100%          DE
                  Flaga GmbH                                                       100%          AUSTRIA
                     Flaga Energievorsorgung                                       100%          GERMANY
                     Flaga Plyn, spol. s r.o.                                      100%          CZECH REPUBLIC
                     Flaga Slovplyn, spol. s r.o.                                  100%          SLOVAKIA
                     Flaga Tech Trade GmbH                                         100%          AUSTRIA
                     Osterreichische Flussiggas-Gesellschaft m.b.H.                 40%          AUSTRIA
                     T.S.G.- Transport - und Speditionsgesellschaft m.b.H.          50%          AUSTRIA
                     G.T.P. Gas Trans Praha spol. s r.o.                            60%          CZECH REPUBLIC
                     GTE Gastrans-Erfurt-GmbH                                       90%          GERMANY
     EUROGAS HOLDINGS, INC.                                                        100%          DE
     UGI ENERGY SERVICES, INC.                                                     100%          PA
     UGI POWER SUPPLY, INC.                                                        100%          PA
     UGI INTERNATIONAL ENTERPRISES, INC.                                           100%          PA
         UGI France, Inc.                                                          100%          DE
     UGI BLACK SEA ENTERPRISES, INC.                                               100%          PA
     UGI INTERNATIONAL (ROMANIA), INC.                                             100%          PA
     UGI ROMANIA, INC.                                                             100%          PA
     UGI INTERNATIONAL (CHINA), INC.                                               100%          DE
     UGI CHINA, INC.                                                               100%          DE
     UGI SOUTHWEST CHINA DEVELOPMENT COMPANY, LLC                                  100%          DE
     HEARTH USA, INC.                                                              100%          DE
     UGI HVAC ENTERPRISES, INC.                                                    100%          DE
     MCHUGH SERVICE COMPANY                                                        100%          PA
UGI PROPERTIES, INC.                                                               100%          PA
UGI UTILITIES, INC.                                                                100%          PA
     UGI DEVELOPMENT COMPANY                                                       100%          PA
               UGID Holding Company                                                100%          DE
               UGI Hunlock Development Company                                     100%          PA
UNITED VALLEY INSURANCE COMPANY                                                    100%          VT

(1) AmeriGas Propane, Inc. and its subsidiary, Petrolane Incorporated, hold a combined 50.6% interest in AmeriGas Partners, L.P. *Sole General Partner of each of AmeriGas Partners, L.P. and AmeriGas Propane, L.P. ** Sole General Partner of AmeriGas Eagle Propane, L.P.